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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549




                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 27, 2000



                                STAFFMARK, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                       0-20971                71-0788538
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


              234 East Millsap Road, Fayetteville, Arkansas 72703
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              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code (501) 973-6000
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                                Not applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events

          Attached as an exhibit to this Form 8-K is a copy of a StaffMark, Inc. press release which was disseminated publicly on April 27, 2000.

        (c)  Exhibits.  The following exhibit is filed with this Form 8-K:

             99.1 StaffMark, Inc. Press Release dated April 27, 2000.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STAFFMARK, INC.
                                                (Registrant)

Date: April 27, 2000                            By: /s/ Terry C. Bellora
                                                   ----------------------------
                                                   Terry C. Bellora
                                                   Chief Financial Officer


                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
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     99.1               StaffMark, Inc. Press Release dated April 27, 2000.


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